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EXHIBIT 21.1

GSI LUMONICS INC.
SUBSIDIARIES AS OF MARCH 11, 2003

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DIRECT SUBSIDIARIES, 100% OWNED BY GSI LUMONICS INC.                   LOCATION
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
GSI Lumonics Corporation                                               US
GSI Lumonics Limited                                                   UK
Lumonics Systems (S) Pte. Ltd.                                         Singapore
GSI Lumonics GmbH                                                      Germany
GSI Lumonics Hungary Trade Company Limited by Shares                   Hungary
Lumonics Barbados IBC.                                                 Barbados
124988 Ontario Inc.                                                    Canada
GSI Lumonics Japan KK                                                  Japan
WavePrecision Inc.                                                     Canada
WavePrecision Corp.                                                    US
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
INDIRECT SUBSIDIARIES, 100% OWNED BY GSI LUMONICS INC.
------------------------------------------------------
GSI Lumonics, SARL                                                     France
Lumonics Ltd.                                                          UK
Lumonics FSC Corporation                                               Barbados
Lumonics do Brazil Limitada                                            Brazil
General Scanning Inc.                                                  US
GSI Lumonics Asia Pacific Ltd.                                         Hong Kong
General Scanning Limited                                               UK
GSI Lumonics Trust Inc.                                                US
GSLI Investments, Inc.                                                 US
GSI Lumonics Engineering Inc.                                          US
General Scanning Securities Corp.                                      US
General Scanning VI Export Corp. -FSC                                  US
GSI Life Science Trust                                                 US
GSI Lumonics Life Science Trust                                        US
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